UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2003

                   Greenwich Capital Commercial Funding Corp.
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             (Exact name of registrant as specified in its charter)

          Delaware                 333-108801-01             06-1565524
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

        600 Steamboat Rd.,
      Greenwich, Connecticut                                  06830
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (203) 625-2700
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Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2003-C2, Commercial Mortgage Pass-Through Certificates, Series 2003-C2. On December 23, 2003, Greenwich Capital Commercial Funding Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 23, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as Master Servicer, Lennar Partners, Inc., as Special Servicer, LaSalle Bank National Association, as Trustee, and ABN AMRO Bank N.V., as Fiscal Agent, of the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2003-C2, Commercial Mortgage Pass-Through Certificates, Series 2003-C2 issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C Certificates are being offered by the Prospectus dated November 26, 2003, as supplemented by the Prospectus Supplement dated December 9, 2003.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as Exhibit 4 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 23, 2003, by revising the definition of the term "Loan Pair Remittance Date" in Article I of the Pooling and Servicing Agreement. The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as Exhibit 4 by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 23, 2003.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 2004

                                       GREENWICH CAPITAL COMMERCIAL FUNDING
                                       CORP.


                                       By:       /s/ Paul D. Stevelman
                                               -------------------------------
                                       Name:   Paul D. Stevelman
                                       Title:  Managing Director


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                              INDEX TO EXHIBITS

Item 601(a) of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------                     -----------                       --------------

4                               Pooling and Servicing Agreement   E